UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      September 21, 2021

SIGNATURE DEVICES INC

(Exact name of registrant as speciﬁed in its charter)

Wyoming	000-53349	87-2230335
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

30 Shadow Brook Lane

Lander, WY 82520

(Address of principal executive oﬃces)

(650) 654-4800

Registrant’s telephone number, including area code

30 N. Gould Street, Suite 5187, Sheridan, WY 82801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.  Results of Operations and Financial Condition.

To comply with the new SEC 15c2-11 amendments Signature Devices is publicly disclosing financial information and company information which has been updated to be current as of Q2 2021 (June 30, 2021) on a disclosure website: https://www.pubco.info/members/signature-devices-inc/ and informed the public via press release in Exhibit A. The disclosures can be found in the Documents directory https://www.pubco.info/members/signature-devices-inc/document/folders/6/

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Signature Devices, Inc. changed domicile from Delaware to Wyoming on August 16, 2021 & filed on amendment to increase the common stock authorized to 10,000,000,000 per the 2018 Reg 1/A and minutes provided therein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE DEVICES, INC.
(Registrant)

Dated: September 22, 2021	/s/ Charles Townsend
Name:Charles Townsend
Title:Chairman and Interim CEO

Exhibit A

Signature Devices, Inc Announces the public disclosure of its financial data and other company changes.

Signature Devices, Inc. (SDVI) announced the release of its financials and detailed information about the company on the Pubco Info website https://www.pubco.info/members/signature-devices-inc/. in accordance with SEC rules for Alternate reporting companies with respect to the 15c2-11 amendments taking place on September 28th, 2021. The Pubco Info website allows the company to disclose profile information and the company has posted Financials for Q3 & Q4 2019, Q1-Q4 2020 and Q1-Q2 of 2021. The company plans on posting all quarterly data publicly on the Pubco info website and the financials are posted by year in the document https://www.pubco.info/members/signature-devices-inc/document/folders/6/

Signature Devices has also reacquired Graffiti Entertainment and elected Roger Arias to the board of Directors. Roger, a game industry veteran, is the CEO of Graffiti and will run operations to build out the portfolio of games. Graffiti Entertainment has also received an investment of $50,000 into the company to embed AI Processing into the company's games.

Signature Devices has also shut down the Innovo Technologies business and the Nano 101 businesses as those businesses were no longer viable due to the Covid-19 pandemic and the inability to source parts and resources since March of 2020. The company will now focus the business on the embedded cryptocurrency space, which is impervious to the effects of pandemic or other disasters resulting in shutdowns or lockdowns.

The company has decided to go back to its roots and acquired a majority interest in Graffiti Entertainment, said Charles Townsend the Interim CEO of Signature Devices, Inc. Graffiti Entertainment will allow the company to not only start making games again, but to enter into the cryptocurrency space both with embedded A.I. processing and in the Non-Fungible Tokens (NFT) gaming space.